                                                                    Exhibit 10.4

                            INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is entered into as of August 19, 2002 by and between The Bluebook International Holding Company, a Delaware corporation (the "Company"), and Cotelligent, Inc., a Delaware corporation ("Cotelligent" or "Investor").

                                    RECITALS

     In order to induce Investor to enter into the Note Purchase Agreement, dated as of July 25, 2002 (the "Bridge Loan Agreement") and the Series C Redeemable Preferred Stock Agreement (the "Series C Agreement") of even date herewith between the Company and the Investor, the Company has agreed to provide the registration rights provided for in this Agreement. The execution of this Agreement is a condition to the closing of the transactions contemplated by the Series C Agreement.

     NOW, THEREFORE, the parties agree as follows:

Section 1: Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

     1.1 "Bridge Loan Agreement" shall have the meaning assigned thereto in the Recitals above.

     1.2 "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     1.3 "Common Stock" shall mean the common stock of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

     1.4 "Convertible Note" shall mean the convertible note of the Company to be issued and sold to the Investor pursuant to the Bridge Loan Agreement and any convertible notes issued in exchange therefor or in lieu thereof.

     1.5 "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

     1.6 "Person" shall mean a corporation, association, partnership, limited liability company, organization, business, individual, government or political subdivision thereof or governmental agency.

     1.7 "Piggyback Registrable Securities" shall have the meaning assigned thereto in Section 2.1 hereof.

     1.8 "Piggyback Registration Statement" shall have the meaning assigned thereto in Section 2.1 hereof.

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     1.9 "Piggyback Request" shall have the meaning assigned thereto in Section
2.1 hereof.

     1.10 "Piggyback Underwriting Agreement" shall have the meaning assigned thereto in Section 2.2 hereof.

     1.11 "Series C Preferred" shall mean the Series C convertible redeemable preferred stock to be issued by the Company to Investor pursuant to the Series C Agreement.

     1.12 "Series C Agreement" shall have the meaning assigned thereto in the Recitals above.

     1.13 "Registrable Securities" means the Shares and any securities issued in respect of the Shares as a result of any stock split, stock dividend, recapitalization or similar transaction.

     1.14 "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

     1.15 "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

     1.16 "Shares" means the shares of Common Stock (a) issued or issuable upon conversion of (i) the Convertible Note; (ii) the Series C Preferred issued upon conversion of the Convertible Note; and (iii) the Series C Preferred issued pursuant to the Series C Agreement; and (b) otherwise acquired by Investor pursuant to the Convertible Note, the Series C Agreement or the conversion rights of the Series C Preferred.

Section 2: Piggyback Registration.

     2.1 If at any time from and after the date hereof, the Company shall determine to register any of its securities, whether for sale for its own account or for the account of any other Person, other than registration statements relating to (i) employee, consultant or director compensation or incentive arrangements, including employee benefit plans, or other registrations on Form S-8 or any successor form, or (ii) acquisitions or any transaction or transactions under Rule 145 under the Securities Act or any successor rule with similar effect, then the Company will promptly give the Investor written notice thereof and include in such registration statement (a "Piggyback Registration Statement") and in any underwriting involved therein, all Registrable Securities specified (the "Piggyback Registrable Securities") in a written request made by Investor (a "Piggyback Request") within 10 (ten) business days (or such later time as the underwriters may allow in writing) after receipt of such written notice from the Company.

     2.2 If the Piggyback Registration Statement of which the Company gives notice is for an underwritten offering or the Company proposes to do an underwritten take down from an unallocated or universal shelf registration, the Company shall so advise Investor as a part of the written notice given pursuant to Section 2.1. In such event, the right of Investor to registration pursuant to this Section 2 (or to participate in an underwritten take down in the case of an unallocated or universal shelf registration) shall be conditioned upon the agreement of Investor to participate in such underwriting and in the inclusion of such Piggyback Registrable Securities


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in the underwriting to the extent provided herein. Investor shall (together with the Company and any other holders distributing securities in such Piggyback Registration Statement, if any) enter into an underwriting agreement (the "Piggyback Underwriting Agreement") in customary form with the underwriter or underwriters selected for such underwriting by the Company. If Investor disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriters. Any Piggyback Registrable Securities excluded from such underwriting shall be excluded from such Piggyback Registration Statement, and the Company shall not be obligated to otherwise register such Piggyback Registrable Securities.

     2.3 Notwithstanding any other provision of this Agreement, if the managing underwriters of any underwritten offering pursuant to a Piggyback Request determine, in their sole discretion that, after including all the shares proposed to be offered by the Company and all the shares of any other Persons entitled to registration rights with respect to such Piggyback Registration Statement (pursuant to other agreements with the Company), marketing factors require a limitation of the number of Piggyback Registrable Securities to be underwritten, in the event that such registration is on behalf of the Company, the Company shall include in the registration (i) first, the securities that the Company proposes to sell, (ii) second, the Piggyback Registrable Securities requested to be included in the registration and securities, if any, requested to be included by others having these rights, pro rata among the holders of the Piggyback Registrable Securities which are to be registered and sold pursuant to such Piggyback Registration Statement and others exercising these rights, on the basis of the number of the Piggyback Registrable Securities requested to be included by holders of such Piggyback Registrable Securities, and others exercising these rights; provided, however, in no event shall the amount of Piggyback Registrable Securities of the Investor included in the underwriting on behalf of the Company (together with any other securities of the Investor being included in the underwriting pursuant to other agreements with the Company) be reduced below thirty-three percent (33%) of the total amount of securities included in such offering.

     2.4 Except to the extent specifically provided in this Section 2 hereof, the procedures to be followed by the Company and the Investor, and the respective rights and obligations of the Company and the Investor, with respect to the distribution of any Piggyback Registrable Securities by Investor pursuant to any Piggyback Registration Statement filed by the Company shall be as set forth in the Piggyback Underwriting Agreement, or any other agreement or agreements governing the distribution of such Piggyback Registrable Securities pursuant to such Piggyback Registration Statement.

     2.5 Notwithstanding the foregoing, however, nothing in this Section 2, or any other provision of this Agreement, shall be construed to limit the absolute right of the Company, for any reason and in its sole discretion (i) to delay, suspend or terminate the filing of any Piggyback Registration Statement; (ii) to delay the effectiveness of any Piggyback Registration Statement; or (iii) to withdraw such Piggyback Registration Statement.

Section 3: Piggyback Registration Procedures, Rights and Obligations. The procedures to be followed by the Company and the Investor, and the respective rights and obligations of the Company and the Investor, with respect to the preparation, filing and effectiveness of Piggyback


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Registration Statements, and the distribution of Piggyback Registrable
Securities pursuant thereto, are as follows:

     3.1 The Company shall furnish to the Investor and to each underwriter engaged in an underwritten offering of Registrable Securities a signed counterpart, addressed to the Investor or such underwriter, of (i) an opinion or opinions of counsel to the Company (with respect to the Company and securities law compliance by the Company) and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Investor or the managing underwriters may reasonably request.

     3.2 The Company shall use its best efforts to cause all Registrable Securities to be listed on each securities exchange on which similar securities of the Company are then listed.

     3.3 The Company shall provide, in connection with the filing of a registration statement pursuant to this Agreement, a transfer agent and registrar for all Registrable Securities registered thereunder and a CUSIP number for all such Registrable Securities not later than the effective date of such registration.

     3.4 With a view to making available to the Investor the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

          (c) furnish to the Investor, so long as the Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) at Investor's sole cost and expense, such other information as may be reasonably requested in availing the Investor of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form; provided, however, that the Company will pay all of its own costs, including attorneys fees, associated with any reasonable request made by Investor in connection with the above, such as a request that the Company review a form of opinion of Investor's counsel related to the sale of Registrable Securities pursuant to Rule 144.

     3.5 The Company shall take all such other actions either reasonably necessary or desirable to permit the Registrable Securities held by Investor to be registered and disposed of in accordance with the methods of disposition described herein.


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Section 4: Registration Expenses. The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (i) all Commission and any NASD registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under any state securities and blue sky laws, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications,
(iii) all fees and expenses in connection with the approval for trading of the Shares or other shares of Common Stock on the Nasdaq National Market or other appropriate exchange, (iv) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto,
(v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and (vi) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) (collectively, the "Registration Expenses"). Notwithstanding the foregoing, Investor shall pay all underwriting discounts and commissions attributable to the sale of the Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by Investor.

Section 5: Representations and Warranties. The Company represents and warrants to, and agrees with, Investor that:

     5.1 Each registration statement covering Registrable Securities and each prospectus (including any summary prospectus) contained therein and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement statement of a material fact or omit to state a material fact required to be stated therein; and at all times subsequent to the effective time when a prospectus would be required to be delivered under the Securities Act, will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Investor expressly for use therein, and further provided that for any statements or omissions made by the Company prior to October 1, 2001, this representation and warranty shall be limited to the knowledge of the Company, including its officers and directors, which knowledge shall include matters which should have been known by reasonable investigation.

     5.2 Any documents incorporated by reference in any prospectus prepared pursuant to this Agreement, when they become or became effective or are or were filed with the Commission, or if amended, when amended, as the case may be, will conform or conformed in all material respects to the requirements of the Exchange Act, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a


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material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by Investor expressly for use therein; and further provided that for any statements or omissions made by the Company prior to October 1, 2001, this representation and warranty shall be limited to the knowledge of the Company, including its officers and directors, which knowledge shall include matters which should have been known by reasonable investigation.

Section 6: Indemnification.

     6.1 Indemnification by the Company. Upon the registration of Registrable Securities pursuant to this Agreement, and in consideration of the agreements of Investor contained herein, and as an inducement to Investor to purchase the Convertible Note and the Series C Preferred, the Company shall, and it hereby agrees to, indemnify and hold harmless Investor and its officers, directors, partners, employees, representatives, underwriters and agents and each control person (as defined in Section 15 of the Exchange Act) against any losses, claims, damages or liabilities, joint or several, to which Investor or any of its officers, directors, partners, employees, representatives, underwriters and agents and each control person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, or any final or summary prospectus contained therein or furnished by the Company to Investor, any officer, director, partner, employee, representative, underwriter or agent or control person, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein, and the Company shall, and it hereby agrees to, reimburse Investor, any officer, director, partner, employee, representative, underwriter or agent or control person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission made in such registration statement, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use therein or is caused by Investor's failure to deliver a copy of the registration statement or prospectus, or any supplement or amendment thereto or any other information of which it is aware. Notwithstanding the foregoing, in no event shall the total indemnity under this Section 6.1, except for the cost of investigation and defense, exceeds the total gross cash proceeds received by the Company from Investor pursuant to the Bridge Loan Agreement and Series C Agreement. The indemnity provided herein shall be in lieu of and not in addition to any right to receive any indemnity pursuant to the Series C Agreement.

     6.2 Indemnification by the Investor. In connection with any registration statement pursuant to which Investor sold or offered for sale Registrable Securities, Investor agrees to indemnify and hold harmless the Company and its officers, directors, employees, representatives, underwriter and agents and each control person against any losses, claims, damages or liabilities


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to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to Investor, any officer, director, partner, employee, representative, underwriter or agent or control person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Investor; provided that in no event shall any indemnity under this subsection exceed the gross proceeds from such offering received by the Investor.

     6.3 Notices of Claims, Etc. Promptly after receipt by an indemnified party under Section 6.1 or Section 6.2 above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6.1 or Section 6.2 hereof and only to the extent of prejudice caused by such failure. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense and costs of investigation thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof.

     6.4 Contribution. If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6.4 were determined by pro rata allocation (even if the Investor or any agents or underwriters or all of them were treated as one entity for


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

such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6.4, neither Investor nor the Company shall be required to contribute any amount in excess of the amount required pursuant to Section 6.2 and Section 6.1, respectively. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     6.5 The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have; and the obligations of Investor contemplated by this Section 6 shall be in addition to any liability which Investor may otherwise have.

     6.6 Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into by Investor are in conflict with the foregoing provisions, the provisions of such underwriting agreement shall control.

Section 7: Miscellaneous.

     7.1 Entire Agreement. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

     7.2 No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to shares of Common Stock or any other securities which would be inconsistent with the terms contained in this Agreement.

     7.3 Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

     7.4 Amendments and Waivers. This Agreement may not be amended or terminated, or any right or obligation hereunder waived, other than by a written instrument signed by the party against whom enforcement of such amendment, termination or waiver is sought.

     7.5 Governing Law. Except for applicable federal securities laws this Agreement shall be governed in all respects by the laws of the State of California.


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

     7.6 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument and is intended to be binding when all parties have delivered their signatures to the other parties. Signatures may be delivered by facsimile transmission. All counterparts shall be deemed an original of this Agreement.

     7.7 Headings. The table of contents and headings used herein are used for convenience only, are not part of this Agreement and shall not be considered in construing or interpreting this Agreement.

     7.8 Notice. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and will be effective (a) immediately upon delivery in person or by messenger, (b) two (2) business days after deposit with a commercial courier or delivery service for next day delivery, (c) upon receipt by facsimile as established by evidence of successful transmission or (d) five (5) business days after deposit with the United States Postal Service, certified mail, return receipt requested, postage prepaid. All notices must be properly addressed as follows (or to such other address as a party may specify by notice in pursuant to this Section 7.8.

          (a) If to the Company:

          The Bluebook International Holding Company
          21098 Bake Parkway, Suite 100
          Lake Forest, CA  92630
          Attention:  Mr. Mark A. Josipovich
          Facsimile No.:  (949) 470-9534

          with a copy to:

          Lee, Goddard & Duffy, LLP
          18500 Von Karman Avenue, Suite 700
          Irvine, CA  92612
          Attention:  Raymond A. Lee, Esq.
          Fax: (949) 253-0505

          (b) If to Cotelligent:

          Cotelligent, Inc.
          100 Theory, Suite 200
          Irvine, CA  92612
          Attn:  Daniel E. Jackson
          Fax: (949) 823-3300


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

           with a copy to:

           Farella Braun + Martel LLP
           235 Montgomery Street, Suite 3000
           San Francisco, CA  94104
           Attn: Mark S. Anderson, Esq.
           Fax: (415) 954-4480

     7.9 Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Investor or any of its officers, directors, partners, employees, representatives, or agents, or any controlling person of any of the foregoing.

     7.10 Assignment. Investor may not assign its rights hereunder, except to a successor-in-interest by merger or sale of substantially all the assets or stock of Investor. Upon such assignment the transferee shall, insofar as the transferred Shares are concerned, be entitled to all of the rights, and be subject to all of the obligations, of Investor under this Agreement, and all references to the "Investor" herein shall thereafter be deemed to include the transferring Investor, or such transferee, or both, as the circumstances warrant.

                            [Signature page follows]


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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date referred to above.

COMPANY: THE BLUEBOOK INTERNATIONAL HOLDING COMPANY, a Delaware corporation




                                   By: /s/ Mark A. Josipovich
                                      ----------------------------------------
                                      Name:  Mark A. Josipovich
                                      Title: President



INVESTOR:                          COTELLIGENT, INC., a Delaware corporation




                                   By:   /s/ Steven C. Machiorlette
                                        ---------------------------------------
                                        Name:  Steven C. Machiorlette
                                        Title: Senior Vice President





                  [SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]






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